UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 8, 2007 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information included in Exhibit 99 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

On February 8, 2007, Thomas B. King, Chief Executive Officer of Pacific Gas and Electric Company (Utility), will participate in discussions with various investment professionals in New York, N.Y. at which the presentation attached hereto as Exhibit 99 will be used. This presentation contains forward-looking statements regarding the Utility’s anticipated investment in energy-efficiency programs and expected energy savings related to energy-efficiency programs. These statements are based on current expectations and various assumptions which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management’s control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	The Utility’s ability to timely recover costs through rates;

•	The outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC);

•	Changes in demand for electricity and natural gas;

•	The adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;

•
The effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers and third parties on which the Utility relies;

•	The general economic climate and population growth or decline in Northern and Central California;

•	The potential impacts of climate change on the Utility’s electricity and natural gas operations;

•
Unanticipated population growth or decline, general economic and financial market conditions, and changes in technology including the development of alternative energy sources, all of which may affect customer demand for natural gas or electricity;

•	The performance and the occurrence of unplanned outages at the Utility’s Diablo Canyon nuclear generating facilities, or the temporary or permanent cessation of operations at Diablo Canyon;

•	The ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;

•	The ability of the Utility to timely complete its planned capital investment projects;

•	The impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	The impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules, to restructure the California wholesale electricity market;

•	How the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•	The extent to which PG&E Corporation or the Utility incurs costs in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;

•	The ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;

•	The impact of environmental laws and regulations and the costs of compliance and remediation;

•	The effect of municipalization or other forms of bypass; and

•	Other factors discussed in PG&E Corporation’s and Pacific Gas and Electric Company’s SEC reports.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99	PG&E presentation slides used in investor discussions held on February 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: February 8, 2007	By:	/s/ G. Robert Powell
G. ROBERT POWELL Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

Dated: February 8, 2007	By:	/s/ G. Robert Powell
G. ROBERT POWELL Vice President and Controller

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99	PG&E presentation slides used in investor discussions held on February 8, 2007